SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2008

Smithfield Foods, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street, Smithfield, Virginia	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2008, Smithfield Foods, Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) maturing on August 29, 2011 (the “Maturity Date”). Pursuant to the Credit Agreement, Rabobank made a three-year $200.0 million term loan (the “Term Loan”) available to the Company as of August 29, 2008. The Term Loan has a fixed rate of 6.83%. The proceeds of the Term Loan were used to replace $150.0 million of short-term uncommitted facilities which were available and borrowed from Rabobank at the end of the first quarter of fiscal 2009 and for general corporate purposes.

The Company is required to repay any unpaid principal amount of the Term Loan on the Maturity Date. The Company may elect to prepay the loan at any time.

The Credit Agreement also contains standard representations and warranties and indemnification obligations by the Company.

The description of the Credit Agreement set forth herein does not purport to be complete and is qualified entirely by reference to the full text of the Credit Agreement. The description should be read in conjunction with the Credit Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

During a presentation at the Lehman Brothers Back-To-School Consumer Conference in Boston, Massachusetts on September 3, 2008, the Registrant’s President and Chief Executive Officer, C. Larry Pope, made a PowerPoint presentation discussing the Company. The PowerPoint presentation, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2008, the Board of Directors approved and adopted the Smithfield Foods, Inc. 2008 Incentive Compensation Plan (the “2008 Plan”) and directed that it be submitted to the shareholders for approval. On August 27, 2008, the Company’s shareholders approved the 2008 Plan. The 2008 Plan is intended to promote the Company’s long-term stability and financial success by attracting and retaining key employees and other service providers, rewarding key employees for the achievement of performance goals that may be attached to their incentives, and aligning the interests of key employees with those of the Company’s shareholders.

The Compensation Committee of the Board of Directors will administer the 2008 Plan. The following types of awards may be granted under the 2008 Plan: performance grants, performance shares, shares of restricted stock, vested shares, restricted stock units, performance share units, deferred units, options or stock appreciation rights. Options granted under the 2008 Plan may be incentive stock options or nonstatutory stock options.

The 2008 Plan authorizes the reservation of 2,000,000 shares of common stock of the Company (the “Common Stock”) plus any remaining shares authorized for issuance under the Smithfield Foods, Inc. 1998 Stock Incentive Plan (the “Prior Plan”) as of August 27, 2008. The number and kind of shares that may be distributed under the 2008 Plan will be appropriately adjusted by the Board of Directors or Compensation Committee in the event of a stock dividend, stock split or combination of shares, recapitalization or other similar event affecting the Common Stock.

All present and future employees and other service providers of the Company are eligible to receive incentive awards under the 2008 Plan. In addition, all present and future non-employee directors of the Company are eligible to receive director awards under the 2008 Plan.

An initial grant of performance share units was made to ten officers (nine executive officers) on June 17, 2008, subject to shareholder approval of the 2008 Plan. The form of performance share unit award is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Upon the approval of the 2008 Plan, the Prior Plan and the 2005 Non-Employee Director Stock Incentive Plan (the “Director Plan”) terminated. No additional awards will be made under the Prior Plan or the Director Plan, although outstanding awards previously made under the Prior Plan or the Director Plan will continue to be governed by the terms and conditions of the Prior Plan or the Director Plan.

The 2008 Plan is described in detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 25, 2008 in connection with the 2008 annual meeting (the “Proxy Statement”). The descriptions of the 2008 Plan set forth herein and in the proxy statement do not purport to be complete and are qualified entirely by reference to the full text of the 2008 Plan. The descriptions should be read in conjunction with the 2008 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of August 27, 2008, the Company amended Section 1.1, Section 2.3 and Section 2.16 of its Bylaws. The principal features of the amendments are as follows:

Section 1.1 (Annual Meetings) and Section 2.3 (Nomination; Election) of the Bylaws require shareholders intending to make a director nomination or bring other business at a shareholder meeting to have provided the Company advance written notice of such nominations or business, generally between May 1st and June 1st of the year in which the shareholder meeting is held.

The amended Bylaws (i) explicitly provide that the Bylaws apply to all shareholder nominations and proposals of business and are the exclusive means for a shareholder to submit such business, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements), (ii) expand the required disclosure regarding the shareholders making such proposals or nominations to include, among other things, all ownership interests, profit interests, short interests, derivatives and rights to vote any shares of any security of the Company, (iii) require a shareholder nominating a person for election as a director to include in the advance written notice certain biographical information about each director nominee as well as a completed questionnaire and agreement from each director nominee that require the nominee, among other things, to disclose any voting commitments the nominee may have with a third person and, if elected, commit to comply with the Company’s corporate governance and other policies and guidelines, and (iv) revise the deadlines for submission of notices under certain circumstances. In addition, the amended Bylaws provide that a shareholder making a director nomination or bringing other business at a shareholder meeting must be a shareholder of record at the time of the notice and at the time of the annual meeting.

Section 2.16 (Advisory Director) of the amended Bylaws states that an advisory director may attend Board meetings only at the invitation of the Board.

The foregoing is a brief description of the amendments to the Company’s Bylaws and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated. This description should be read in conjunction with the Company’s Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Bylaws effective August 27, 2008, including the Bylaws of the Company, as amended to date

4.1	Credit Agreement, dated as of August 29, 2008, among Smithfield Foods, Inc., the lenders from time to time party thereto, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland,” New York Branch, as Administrative Agent

10.1	Smithfield Foods, Inc. 2008 Incentive Compensation Plan

10.2	Form of Smithfield Foods, Inc. 2008 Incentive Compensation Plan Performance Share Unit Award

99.1	PowerPoint materials from the Registrant’s presentation at the Lehman Brothers Back-To-School Conference in Boston, Massachusetts held on September 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 3, 2008	By:	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Bylaws effective August 27, 2008, including the Bylaws of the Company, as amended to date

4.1	Credit Agreement, dated as of August 29, 2008, among Smithfield Foods, Inc., the lenders from time to time party thereto, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland,” New York Branch, as Administrative Agent

10.1	Smithfield Foods, Inc. 2008 Incentive Compensation Plan

10.2	Form of Smithfield Foods, Inc. 2008 Incentive Compensation Plan Performance Share Unit Award

99.1	PowerPoint materials from the Registrant’s presentation at the Lehman Brothers Back-To-School Conference in Boston, Massachusetts held on September 3, 2008